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Exhibit 99.1

LETTER OF TRANSMITTAL
Offer to Exchange Its
6.41% Non-Cumulative
Guaranteed Series 1 Preferred Securities
that have been registered under the Securities Act of 1933
for
any and all outstanding
Rule 144A 6.41% Non-Cumulative
Guaranteed Series 1 Preferred Securities
that have not been registered under the Securities Act of 1933 of
SANTANDER FINANCE PREFERRED S.A. UNIPERSONAL

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
  NEW YORK CITY TIME, ON            , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE").

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS
THE EXCHANGE AGENT (THE "EXCHANGE AGENT") FOR THE OFFER IS:
THE BANK OF NEW YORK

By Hand or Overnight Delivery:
Tender & Exchange Department
101 Barclay Street
Receive & Delivery Window—
Street Level
New York, NY 10286
 By Mail:
Tender & Exchange Department
P.O. Box 11248
Church Street Station
New York, NY 10286	Telephone Assistance: 1-800-507-9357 For Notice of Guaranteed Delivery (for Eligible Institutions Only) by Facsimile: (212) 815-6433 To Confirm by Facsimile Transmission only: (212) 815-6212

(if by mail, registered or certified recommended)

        Delivery of this letter of transmittal to an address other than as set forth above will not constitute a valid delivery unless an agent's message is delivered in accordance with instruction 1 to this letter of transmittal.

        For any questions regarding this letter of transmittal or for any additional information, you may contact the exchange agent by telephone at (800) 507-9357.

        The undersigned hereby acknowledges receipt of the prospectus dated            , 2004 (the "Prospectus") of Santander Finance Preferred S.A. Unipersonal, a corporation organized under the laws of the Kingdom of Spain ("Santander Finance"), and this letter of transmittal (the "Letter of Transmittal"). Together the Prospectus and the Letter of Transmittal constitute Santander Finance's offer (the "Exchange Offer") to exchange its 6.41% Non-Cumulative Guaranteed Series 1 Preferred Securities (the "Rule 144A Preferred Securities") that have been registered under the Securities Act of 1933 (the "Securities Act") for any and all of its outstanding 6.41% Non-Cumulative Guaranteed Series 1 Preferred Securities (the "Rule 144A Preferred Securities") that have not been registered under the Securities Act. Capitalized terms used but not defined in this Letter of Transmittal have the meanings given to them in the Prospectus.

        For each Rule 144A Preferred Security accepted for exchange, the Holder of that Rule 144A Preferred Security will receive a New Preferred Security having an amount equal to that of the surrendered Rule 144A Preferred Security.

        Holders of Rule 144A Preferred Securities should complete this Letter of Transmittal if either (1) certificates are to be forwarded with the letter or (2) a tender of certificates for Rule 144A Preferred Securities, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Book Entry Transfer" section of the Prospectus. Holders of Rule 144A Preferred Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Rule 144A Preferred Securities into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or before the Expiration Date, must tender their Rule 144A Preferred Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Holders are hereby advised that Delivery of documents to DTC does not constitute delivery to the exchange agent.

        The undersigned hereby tenders the Rule 144A Preferred Securities described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Rule 144A Preferred Securities and further represents that it has received from each beneficial owner of the tendered Rule 144A Preferred Securities (collectively, the "Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or DTC Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the tendered Rule 144A Preferred Securities, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Santander Finance, all right, title, and interest in, to, and under the Rule 144A Preferred Securities.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Rule 144A Preferred Securities, with full power of substitution (this power of attorney being deemed to be an irrevocable power coupled with an interest), to: (1) deliver the tendered Rule 144A Preferred Securities to Santander Finance or cause ownership of the tendered Rule 144A Preferred Securities to be transferred to, or upon the order of, Santander Finance on the books of the registrar for the

Rule 144A Preferred Securities and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Santander Finance upon receipt by the Exchange Agent, as the undersigned's agent, of the New Preferred Securities to which the undersigned is entitled upon acceptance by Santander Finance of the tendered Rule 144A Preferred Securities pursuant to the Exchange Offer, and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Rule 144A Preferred Securities, all in accordance with the terms of the Exchange Offer.

        Unless otherwise indicated under "Special Issuance Instructions" below (Box 2), please issue the New Preferred Securities exchanged for tendered Rule 144A Preferred Securities in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Preferred Securities (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

        The undersigned understands that tenders of Rule 144A Preferred Securities pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Santander Finance upon the terms and subject to the conditions of the Exchange Offer. Such tenders will be subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal of Tenders of Rule 144A Preferred Securities." All authority that the undersigned confers or agreed to confer in this Letter of Transmittal will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, assign and transfer the Rule 144A Preferred Securities being tendered, and (2), when the Rule 144A Preferred Securities are accepted for exchange as contemplated in this Letter of Transmittal, Santander Finance will acquire good and unencumbered title to such Rule 144A Preferred Securities, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by Santander Finance or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

        By accepting the Exchange Offer, the undersigned hereby represents and warrants that:

  (i)
  the New Preferred Securities being acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or of any other person receiving New Preferred Securities pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Rule 144A Preferred Securities;

  (ii)
  neither the undersigned nor any other person acquiring the New Preferred Securities pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Rule 144A Preferred Securities, is participating in, or has an intent to participate in, a distribution of the New Preferred Securities;

  (iii)
  neither the undersigned nor any other person acquiring the New Preferred Securities pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Rule 144A Preferred Securities, has an arrangement or understanding with any other person to participate in a distribution of the New Preferred Securities; and

  (iv)
  neither the undersigned nor any other person acquiring the New Preferred Securities pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of

    Rule 144A Preferred Securities, is an "affiliate," as that term is defined in Rule 405 under the Securities Act, of Santander Finance.

        If any of these representations and warranties are not true, then the undersigned is not eligible to participate in the Exchange Offer, cannot rely on the interpretations of the staff of the Securities and Exchange Commission in connection with the Exchange Offer and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale of the New Preferred Securities.

        If any of the undersigned or any other person acquiring the New Preferred Securities pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Rule 144A Preferred Securities, is a broker-dealer that will receive New Preferred Securities for its own account in exchange for Rule 144A Preferred Securities that were acquired as a result of market-making activities or other trading activities, such person hereby represents and warrants that it will deliver a prospectus in connection with any resale of New Preferred Securities. By acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

☐	CHECK HERE IF TENDERED RULE 144A PREFERRED SECURITIES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.
☐	CHECK HERE IF TENDERED RULE 144A PREFERRED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.
☐	CHECK HERE IF TENDERED RULE 144A PREFERRED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.
☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS TO THE PROSPECTUS.
Name:
Address:

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES
Box 1

DESCRIPTION OF RULE 144A PREFERRED SECURITIES TENDERED (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

	Name(s) and Address(es) of Registered Holder(s), exactly as name(s) appear(s) on Note Certificate(s) (Please fill in, if blank)	Certificate Number(s) of Rule 144A Preferred Securities*	Total Amount Represented by Certificates(s)	Amount Tendered

Total

*	Need not be completed if Rule 144A Preferred Securities are being tendered by book-entry transfer.

  Box 2
  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 4, 5 AND 6)

          To be completed ONLY if certificates for Rule 144A Preferred Securities not exchanged and/or New Preferred Securities are to be issued in the name of and sent to someone other than the undersigned or if Rule 144A Preferred Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account set forth in Box 5. Issue New Preferred Security(s) and/or Rule 144A Preferred Securities to:

Name(s)

(Please Type or Print)
Address

(Include Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Included Herein)
Credit unexchanged Rule 144A Preferred Securities delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

  Box 3
  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 4, 5 AND 6)

          To be completed ONLY if certificates for Rule 144A Preferred Securities not exchanged and/or New Preferred Securities are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in Box 1.
          Mail New Preferred Security(s) and any untendered Rule 144A Preferred Securities to:

Name(s):

(Please Type or Print)
Address:

(Include Zip Code)

  Box 4
  USE OF GUARANTEED DELIVERY
  (SEE INSTRUCTION 1)

          To be completed ONLY if Rule 144A Preferred Securities are being tendered by means of a notice of guaranteed delivery.

  Issue New Preferred Security(s) and/or Rule 144A Preferred Securities to:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

  Box 5
  USE OF BOOK-ENTRY TRANSFER
  (SEE INSTRUCTION 1)

          To be completed ONLY if delivery of Rule 144A Preferred Securities is to be made by book-entry transfer.

Name of Tendering Institution and DTC Account Number:
Address Number:
Transaction Code Number:

  Box 6
  TENDERING HOLDER SIGNATURE
  (SEE INSTRUCTIONS 1 AND 4)

X
X	(Signature of Registered Holder(s) or Authorized Signatory)

              Note: The above lines must be signed by the registered holder(s) of Rule 144A Preferred Securities as their name(s) appear(s) on the Rule 144A Preferred Securities or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):
Capacity:
Street Address:
(Include Zip Code)
(Area Code and Telephone Number)
(Tax Identification or Social Security Number)
Signature Guarantee:	(If Required by Instruction 4)
Authorized Signature:
Name:	(Please Type or Print)
Title:
Name of Firm:	(Must be an Eligible Institution as defined in Instruction 1)
Address:	(Include Zip Code)
Area Code and Telephone Number:
Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

        1.     Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used if (a) certificates for Rule 144A Preferred Securities are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Rule 144A Preferred Securities are being delivered by book-entry transfer, delivery of an agent's message by DTC will satisfy the terms of the exchange offer in lieu of execution and delivery of a letter of transmittal by the participant(s) identified in the agent's message.

        To tender Rule 144A Preferred Securities validly pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Rule 144A Preferred Securities, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal or (b) a holder of Rule 144A Preferred Securities must comply with the guaranteed delivery procedures set forth below.

        Holders of Rule 144A Preferred Securities who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Rule 144A Preferred Securities are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Rule 144A Preferred Securities pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution") and, in each instance, that is a recognized participant in the Securities Transfer Agent Medallion Program ("STAMP") or a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), (b) the Exchange Agent must have received from the Eligible Institution before 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, or overnight carrier), and (c) the certificates for all physically delivered Rule 144A Preferred Securities in proper form for transfer together with a properly completed and duly executed Letter of Transmittal or Agent's Message, as the case may be, and all other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent within three trading days (on the New York Stock Exchange after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures."

        The method of delivery of this letter of transmittal, the certificates for Rule 144A Preferred Securities and other required documents will be at the election and risk of the tendering holder. Except as otherwise provided in this letter of Transmittal and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested. We further recommend the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

        2.     Beneficial Owner Instructions to Registered Holders.    Only a holder in whose name tendered Rule 144A Preferred Securities are registered on the books of the registrar (or the legal representative or attorney-in-fact of that registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Rule 144A Preferred Securities who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an Agent's Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

        3.     Partial Tenders.    If less than the entire amount of Rule 144A Preferred Securities held by the holder is tendered, the tendering holder should fill in the amount tendered in the column labeled "Total Amount Tendered" of Box 1 above. The entire amount of Rule 144A Preferred Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire amount of all Rule 144A Preferred Securities held by the holder is not tendered, then Rule 144A Preferred Securities evidencing the amount of Rule 144A Preferred Securities not tendered and New Preferred Securities issued in exchange for any Rule 144A Preferred Securities tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

        4.     Signatures on the Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the tendered Rule 144A Preferred Securities, the signature must correspond with the name(s) as written on the face of the tendered Rule 144A Preferred Securities without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Rule 144A Preferred Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Rule 144A Preferred Securities.

        If any of the tendered Rule 144A Preferred Securities are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any Rule 144A Preferred Securities tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any Rule 144A Preferred Security or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit proper evidence satisfactory to SANTANDER FINANCE of such person's authority to so act.

        When this Letter of Transmittal is signed by the registered holders of the Rule 144A Preferred Securities tendered hereby, no endorsements of the Rule 144A Preferred Securities or separate instruments of transfer are required unless New Preferred Securities, or Rule 144A Preferred Securities not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the Rule 144A Preferred Securities or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        If this Letter of Transmittal is signed other than by the registered holders of the Rule 144A Preferred Securities tendered hereby, those Rule 144A Preferred Securities must be endorsed or accompanied by appropriate instruments of transfer and a duly completed proxy entitling the signer of this Letter of Transmittal to consent with respect to those Rule 144A Preferred Securities, on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Rule 144A Preferred Securities, and signatures on those Rule 144A Preferred Securities or instruments of transfer and proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Rule 144A Preferred Securities tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Rule 144A Preferred Securities) that has not completed Box 2 entitled "Special Issuance Instructions" or Box 3 entitled "Special Delivery Instructions" in this Letter of Transmittal, or (b) the Rule 144A Preferred Securities are tendered for the account of an Eligible Institution. If the Rule 144A Preferred Securities are registered in the name of a person other than the signer of this Letter of Transmittal, if Rule 144A Preferred Securities not accepted for exchange or not tendered are to be registered in the name of or returned to a person other than the registered holder, or if New Preferred Securities are to be issued to someone or delivered to someone other than the registered holder of the Rule 144A Preferred Securities, then the signatures on this Letter of Transmittal accompanying the tendered Rule 144A Preferred Securities must be guaranteed by a Medallion Signature Guarantor as described above.

        The Letter of Transmittal and Rule 144A Preferred Securities should be sent only to the Exchange Agent, and not to Santander Finance or DTC.

        5.     Special Issuance and Delivery Instructions.    Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the New Preferred Securities and/or substitute certificates evidencing Rule 144A Preferred Securities for amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Rule 144A Preferred Securities tendering Rule 144A Preferred Securities by book-entry transfer may request that Rule 144A Preferred Securities not exchanged be credited to such account maintained at DTC as the Holder may designate on this Letter of Transmittal. If no instructions are given, the Rule 144A Preferred Securities not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

        6.     Transfer Taxes.    Santander Finance will pay all transfer taxes, if any, applicable to the exchange of tendered Rule 144A Preferred Securities pursuant to the Exchange Offer. If, however, New Preferred Securities and/or substitute Rule 144A Preferred Securities not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Rule 144A Preferred Securities tendered hereby, or if Rule 144A Preferred Securities tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered Rule 144A Preferred Securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of those taxes or exemption from those taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Rule 144A Preferred Securities listed in this Letter of Transmittal.

        7.     Validity of Tenders.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Rule 144A Preferred Securities will be determined by Santander Finance. This determination will be final and binding. Santander Finance reserves the absolute right to reject any and all tenders of Rule 144A Preferred Securities not in proper form or the acceptance of which for exchange may, in the opinion of Santander Finance's counsel, be unlawful. Santander Finance also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Rule 144A Preferred Securities. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by Santander Finance will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Rule 144A Preferred Securities must be cured within such time as Santander Finance determines. Neither Santander Finance, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities to holders of Rule 144A Preferred Securities or incur any liability for failure to give such notification. Tenders of Rule 144A Preferred Securities will not be deemed to have been made until the defects or irregularities have been cured or waived. Any Rule 144A Preferred Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Rule 144A Preferred Securities are submitted in an amount greater than the amount of Rule 144A Preferred Securities being tendered, the unaccepted or non-exchanged Rule 144A Preferred Securities or substitute Rule 144A Preferred Securities evidencing the unaccepted or non-exchanged portion of the Rule 144A Preferred Securities, as appropriate, will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        8.     Waiver Of Conditions.    Santander Finance reserves the absolute right to waive any of the conditions of the Exchange Offer in the case of any tendered Rule 144A Preferred Securities.

        9.     28% U.S. Backup Withholding.    In order to avoid backup withholding of US federal income tax on any payment received upon the surrender of Rule 144A Preferred Securities pursuant to the Exchange Offer, a tendering holder must, unless an exemption applies, provide the Exchange Agent with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service ("IRS"). If backup withholding applies, the Exchange Agent is required to withhold 28% of any payment made pursuant to the Exchange Offer.

        Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on IRS Form W-8BEN), signed under penalties of perjury, certifying such person's foreign status. IRS Form W-8BEN can be obtained from the Exchange Agent. A tendering holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

        Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

        For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        10.   No Conditional Tenders.    No alternative, conditional, irregular or contingent tender of Rule 144A Preferred Securities or transmittal of this Letter of Transmittal will be accepted.

        11.   Mutilated, Lost, Stolen or Destroyed Rule 144A Preferred Securities.    Any holder whose Rule 144A Preferred Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

        12.   Requests For Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus, this Letter of Transmittal or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Exchange Agent at the address indicated in this Letter of Transmittal or telephone (800) 507-9537. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        13.   Acceptance of Tendered Rule 144A Preferred Securities and Issuance Of New Preferred Securities; Return of Rule 144A Preferred Securities.    Subject to the terms and conditions of the Exchange Offer, Santander Finance will accept for exchange all validly tendered Rule 144A Preferred Securities as soon as practicable after the Expiration Date and will issue New Preferred Securities for the Rule 144A Preferred Securities as soon as practicable thereafter. For purposes of the Exchange Offer, Santander Finance will be deemed to have accepted tendered Rule 144A Preferred Securities when, as and if Santander Finance has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered Rule 144A Preferred Securities are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Rule 144A Preferred Securities will be returned, without expense, to the tendering holder at the address shown in Box 1 or at such other address as the tendering holder may be indicate in this Letter of Transmittal under "Special Delivery Instructions." (Box 3)

        14.   Withdrawal.    Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal of Tenders of Rule 144A Preferred Securities."

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYER'S NAME: The Bank of New York, as Exchange Agent

SUBSTITUTE FORM W-9	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number or Employer Identification Number

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFICATION	PART 2—If you are exempt from backup withholding, please check the box: ☐	PART 3—If you are awaiting TIN, check box: ☐

PART 4—CERTIFICATION—Under penalties of perjury, I certify that:

(1)
The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)
I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

(3)
I am a US person (including a US resident alien); and

(4)
All information provided in this form is true, correct and complete.

        CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

SIGNATURE

DATED

NAME (Please Print)

ADDRESS

CITY, STATE AND ZIP CODE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature	Dated	2004

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PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES Box 1
INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
TO BE COMPLETED BY ALL TENDERING HOLDERS
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER